UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 15, 2011

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 NORTH KANSAS AVE, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officers.

On October 15, 2011, Heartland Express, Inc. (the "Company") issued a press release announcing that Russell Gerdin, the Company's retired founder and longtime Chairman of the Board and Chief Executive Officer passed away at the age of 70. He retired from the Company, as previously announced, on September 2, 2011 and was recognized as Chairman Emeritus with the Company after his announced retirement.

The full text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Heartland Express, Inc. press release dated October 15, 2011 with respect to the passing of the Company's retired founder and CEO and Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	October 20, 2011	BY:/s/John P. Cosaert
John P. Cosaert
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Heartland Express, Inc. press release dated October 15, 2011 with respect to the passing of the Company's retired founder and CEO and Chairman of the Board.